EXHIBIT 10.5
PATENT SECURITY AGREEMENT dated as of January 26, 2011 (this “Agreement”), among the grantors listed on Schedule I hereto (the “U.S Grantors”) and Wilmington Trust FSB, as collateral agent (in such capacity, the “Collateral Agent”).
          Reference is made to (a) the Collateral Agreement dated as of January 26, 2011 (as amended, restructured, renewed, novated, supplemented, restated, replaced or otherwise modified from time to time, the “Collateral Agreement”), among UCI International, Inc., a Delaware Corporation (as successor by merger to Uncle Acquisition 2010 Corp) (the “Closing Date Borrower”), UCI Holdings Limited (“Holdings”), the Grantors from time to time party thereto and the Collateral Agent and (b) the Credit Agreement dated as of January 26, 2011 (as amended, extended, restructured, renewed, novated, supplemented, restated, refunded, replaced or otherwise modified from time to time, the “Credit Agreement”), among Uncle Acquisition 2010 Corp, the Closing Date Borrower, UCI Acquisition Holdings (No. 1) Corp, a Delaware corporation, UCI Acquisition Holdings (No. 2) Corp, a Delaware corporation, Holdings, the Subsidiary Guarantors, the Lenders and Credit Suisse AG, as administrative agent to the Lenders. The Lenders have agreed to extend credit to the Borrowers pursuant to, and upon the terms and conditions specified in, the Credit Agreement. The parties hereto agree as follows:
          SECTION 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified pursuant to the Collateral Agreement. The rules of construction specified in Section 1.01(b) of the Collateral Agreement also apply to this Agreement.
          SECTION 2. Grant of Security Interest. Each U.S. Grantor hereby assigns and pledges to the Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties, a Security Interest in all of such U.S. Grantor’s right, title or interest in, to and under all of the Patents of such U.S. Grantor (including those listed on Schedule II hereto) now owned or at any time hereafter acquired by such U.S. Grantor or in which such U.S. Grantor now has or at any time in the future may acquire any right, title or interest as security for the payment or performance, as the case may be, in full of the Obligations.
          SECTION 3. Purpose. This Agreement has been executed and delivered by the parties hereto for the purpose of recording the grant of the Security Interest with the United States Patent and Trademark Office. This Agreement is expressly subject to the terms and conditions set forth in the Collateral Agreement.
          SECTION 4. Collateral Agreement. The U.S. Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the Patents are more fully set forth in the Collateral Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Collateral Agreement, the terms of the Collateral Agreement shall govern.
     SECTION 5. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission or other customary means of electronic transmission (e.g., “pdf”) shall be effective as delivery of a manually signed counterpart of this Agreement.
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          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

AIRTEX PRODUCTS, LP
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

[Signature Page to Patent Security Agreement]

CHAMPION LABORATORIES, INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

[Signature Page to Patent Security Agreement]

WILMINGTON TRUST FSB, as Collateral Agent,
By	/s/ Renee Kuhl
	Name:	Renee Kuhl
	Title:	Vice President

[Signature Page to Patent Security Agreement]

Schedule I
U.S. Grantors
Airtex Products, LP
Champion Laboratories, Inc.

Schedule II
Patents
Airtex Products, LP

Patent No.	Issue Date
5,908,020	6/1/1999
5,908,286	6/1/1999
5,961,293	10/5/1999
6,102,011	8/15/2000
6,179,577	1/30/2001
6,240,904	6/5/2001
6,413,039	7/2/2002
6,718,952	4/13/2004
6,830,439	12/14/2004
6,837,219	1/4/2005
7,156,080	1/2/2007
7,263,978	9/4/2007
7,406,954	8/5/2008
7,722,344	5/25/2010
Champion Laboratories, Inc.

Patent No.	Issue Date
5,125,940	6/30/1992
5,772,881	6/30/1998
6,117,311	9/12/2000
6,544,412	4/8/2003
6,585,887	7/1/2003
6,645,373	11/11/2003
6,926,827	8/9/2005
7,175,761	2/13/2007
D538,883	3/20/2007
D541,373	4/24/2007
D570,675	6/10/2008
Patent Applications
Champion Laboratories, Inc.

Patent Application No.	Filing Date
61/385,052
61/373,136